Exhibit 99.1

COMSTOCK

Comstock Reports Second Quarter 2023 Results

- **Revenue increased 6% to $9.0 million, representing 12th consecutive quarter of YoY growth**
- **YTD revenue increased 12% to $19.2 million, including 25% growth in recurring fee-based revenue streams**
- **Net income of $0.5 million; $1.2 million YTD**
- **Generated over $1.0 million of Adjusted EBITDA; $2.7 million YTD**
- **Commercial portfolio remains over 90% leased; in-place rent growth of 6% vs. prior year**
- **Residential portfolio now over 95% leased; in-place rent growth of 7% vs. prior year**

RESTON, Va. — August 11, 2023 — Comstock Holding Companies, Inc. (Nasdaq: CHCI) ("Comstock" or the "Company"), a leading asset manager, developer, and operator of mixed-use and transit-oriented properties in the Washington, D.C. region, announced its financial results for the second quarter ended June 30, 2023.

"We continue to benefit from the flight-to-quality trend, which in recent years has significantly increased demand for mixed-use and transit-oriented developments in premier suburban locations and contributed to our top-line revenue growth," said Christopher Clemente, Comstock's Chairman and Chief Executive Officer. "As evidenced by our ability to attract and retain tenants in a challenging environment faced with widespread capital market headwinds, we are well positioned for ongoing success. I am confident our growth will persist well into the future, primarily based on three key factors: our virtually debt-free, asset-light, fee-based business model, the proven demand for the high-quality assets we manage, develop, and operate, and the tireless dedication of our team members, who *show up* every day and are committed to delivering extraordinary services and experiences for our customers."

Key Performance Metrics[1]

($ in thousands, except per share and portfolio data)	Q2 2023	Q2 2022	YTD 2023	YTD 2022
Revenue	$ 8,967	$ 8,467	$ 19,242	$ 17,198
Income from operations	$ 643	$ 1,117	$ 1,964	$ 2,482
Net income	475	714	1,229	2,728 [3]
Adjusted EBITDA	$ 1,027	$ 1,388	$ 2,653	$ 2,994
Net income per share — diluted	$ 0.05	$ 0.30 [2]	$ 0.12	$ 0.53 [2, 3]
Managed Portfolio - # of assets	45	36	45	36

[1] All amounts represent continuing operations. Please see the included financial tables for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

[2] Amounts reflect $2.0 million positive impact of Q2 2022 Series C Preferred Stock redemption

[3] Amounts reflect impact of $0.5 million non-cash tax benefit stemming from partial release of deferred tax valuation allowance

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Q2 2023 Highlights • Welcomed Seerist, Inc. to Reston Station’s Commerce District, the fifth new lease signed to Reston Station in 2023. • Increased leased percentage of managed commercial portfolio to 91%, up from 85% in Q2 2022. • Increased leased percentage of managed residential portfolio to 97%, up from 89% in Q2 2022. • Significant construction progress on Reston Row development (Phase II of Reston Station), while advancing plans for multiple properties in the development pipeline to prepare them for commencement in 2024. About Comstock Founded in 1985, Comstock is a leading asset manager, developer, and operator of mixed-use and transit- oriented properties in the Washington, D.C. region. With a managed portfolio comprising approximately 10 million square feet at full build-out that includes stabilized and development assets strategically located at key Metro stations, Comstock is at the forefront of the urban transformation taking place in the fastest growing segments of one of the nation’s best real estate markets. Comstock’s developments include some of the largest and most prominent mixed-use and transit-oriented projects in the mid-Atlantic region, as well as multiple large- scale public-private partnership developments. For more information, please visit Comstock.com. Cautionary Statement Regarding Forward-Looking Statements This release may include "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by use of words such as "anticipate," "believe," "estimate," "may," "intend," "expect," "will," "should," "seeks" or other similar expressions. Forward-looking statements are based largely on our expectations and involve inherent risks and uncertainties, many of which are beyond our control. Any number of important factors could cause actual results to differ materially from those in the forward-looking statements. Additional information concerning important risk factors and uncertainties can be found under the heading "Risk Factors" in our latest Annual Report on Form 10-K, as filed with the Securities and Exchange Commission. Comstock specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Investor Contact Media Contact Christopher Guthrie Shanna Wilson Executive Vice President & Chief Financial Officer shanna.wilson@allisonpr.com cguthrie@comstock.com 917-674-3096 703-230-1292 2

June 30, December 31, 2023 2022 Assets Current assets: Cash and cash equivalents $ 9,031 $ 11,722 Accounts receivable, net 499 504 Accounts receivable - related parties 4,984 3,291 Prepaid expenses and other current assets 532 264 Total current assets 15,046 15,781 Fixed assets, net 471 421 Intangible assets 144 144 Leasehold improvements, net 104 119 Investments in real estate ventures 6,234 7,013 Operating lease assets 7,212 7,625 Deferred income taxes, net 11,052 11,355 Other assets 43 15 Total assets $ 40,306 $ 42,473 Liabilities and Stockholders' Equity Current liabilities: Accrued personnel costs 1,739 4,959 Accounts payable and accrued liabilities 840 742 Current operating lease liabilities 822 791 Total current liabilities 3,401 6,492 Operating lease liabilities 6,707 7,127 Total liabilities 10,108 13,619 Stockholders' equity: Class A common stock 94 93 Class B common stock 2 2 Additional paid-in capital 201,649 201,535 Treasury stock (2,662) (2,662) Accumulated deficit (168,885) (170,114) Total stockholders' equity 30,198 28,854 Total liabilities and stockholders' equity $ 40,306 $ 42,473 COMSTOCK HOLDING COMPANIES, INC. Consolidated Balance Sheets (Unaudited; In thousands) 3

Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenue $ 8,967 $ 8,467 $ 19,242 $ 17,198 Operating costs and expenses: Cost of revenue 7,681 6,831 16,004 13,766 Selling, general, and administrative 572 469 1,136 856 Depreciation and amortization 71 50 138 94 Total operating costs and expenses 8,324 7,350 17,278 14,716 Income (loss) from operations 643 1,117 1,964 2,482 Other income (expense): Interest expense — (69) — (128) Gain (loss) on real estate ventures (68) 17 (479) 269 Income (loss) from continuing operations before income tax 622 1,066 1,532 2,624 Provision for (benefit from) income tax 147 352 303 (104) Net income (loss) from continuing operations 475 714 1,229 2,728 Net income (loss) from discontinued operations, net of tax — (10) — (277) Net income (loss) 475 704 $ 1,229 $ 2,451 Impact of Series C preferred stock redemption — 2,046 — 2,046 Net income (loss) attributable to common stockholders $ 475 $ 2,750 $ 1,229 $ 4,497 Weighted-average common stock outstanding: Basic 9,632 8,599 9,608 8,470 Diluted 10,052 9,157 10,060 9,033 Net income (loss) per share: Basic - Continuing operations $ 0.05 $ 0.32 $ 0.13 $ 0.56 Basic - Discontinued operations — — — (0.03) Basic net income (loss) per share $ 0.05 $ 0.32 $ 0.13 $ 0.53 Diluted - Continuing operations $ 0.05 $ 0.30 $ 0.12 $ 0.53 Diluted - Discontinued operations — — — (0.03) Diluted net income (loss) per share $ 0.05 $ 0.30 $ 0.12 $ 0.50 COMSTOCK HOLDING COMPANIES, INC. Consolidated Statements of Operations (Unaudited; In thousands, except per share data) 4

Adjusted EBITDA The following table presents a reconciliation of net income (loss) from continuing operations, the most directly comparable financial measure as measured in accordance with GAAP, to Adjusted EBITDA: Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net income (loss) from continuing operations $ 475 $ 714 $ 1,229 $ 2,728 Interest expense — 69 — 128 Income taxes 147 352 303 (104) Depreciation and amortization 71 50 138 94 Stock-based compensation 266 220 504 417 (Gain) loss on equity method investments 68 (17) 479 (269) Adjusted EBITDA $ 1,027 $ 1,388 $ 2,653 $ 2,994 We define Adjusted EBITDA as net income (loss) from continuing operations, excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, and gain or loss on equity method investments. We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted EBITDA consistently using the same methods each period. We believe Adjusted EBITDA is a useful measure because it permits investors to better understand changes over comparative periods by providing financial results that are unaffected by certain non-cash items that are not considered by management to be indicative of our operational performance. While we believe that Adjusted EBITDA is useful to investors when evaluating our business, it is not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. Adjusted EBITDA should not be considered in isolation, or as a substitute, for other financial performance measures presented in accordance with GAAP. Adjusted EBITDA may differ from similarly titled measures presented by other companies. COMSTOCK HOLDING COMPANIES, INC. Non-GAAP Financial Measures (Unaudited; In thousands) 5